                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT dated September 15, 1998, made by and among GRAHAM-FIELD HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), GRAHAM-FIELD, INC., a corporation organized under the laws of the State of New York ("Field"), EVEREST & JENNINGS, INC., a corporation organized under the laws of the State of California ("E & J"), MEDICAL SUPPLIES OF AMERICA, INC., a corporation organized under the laws of the State of Florida ("Medapex"), LUMEX/BASIC AMERICAN HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Lumex"), BASIC AMERICAN MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Georgia ("Basic American"), LUMEX MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Lumex Medical"), PRISM ENTERPRISES, INC., a corporation organized under the laws of the State of Delaware ("Prism") and EVEREST & JENNINGS INTERNATIONAL LTD., a corporation organized under the laws of the State of Delaware ("International") (Holdings, Field, E&J, Medapex, Lumex, Basic American, Lumex Medical, Prism and International, each a "Pledgor" and, jointly and severally, "Pledgors") to IBJ SCHRODER BUSINESS CREDIT CORPORATION, as Agent (the "Pledgee").

                           BACKGROUND TO THE AGREEMENT

      Pledgors (other than International), various other borrowers, various lenders ("Lenders") and Pledgee are parties to a Revolving Credit and Security Agreement dated as of December 10, 1996, as amended, modified and supplemented from time to time, (the "Loan Agreement") pursuant to which Lenders and Pledgee have agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Pledgors and such other borrowers.

      In order to induce Pledgee to waive certain Events of Default and amend certain financial covenants, Pledgors have agreed to pledge and grant a security interest to Pledgee in the Pledged Collateral (as hereinafter defined).

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:

SECTION  1. Defined Terms

      Unless otherwise defined herein, terms defined in the Loan Agreement shall have such defined meanings when used herein.

SECTION  2. Pledge

      Each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the "Pledged Collateral"):
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      (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock") applicable to such Pledgor, the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

      (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by such Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Pledged Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

      (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash and instruments.

SECTION  3. Indebtedness Secured

      This pledge is made to secure and the Pledged Collateral is security for the payment of (a) all the Obligations and (b) any and all other indebtedness, obligations and liabilities of Pledgors to Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, other instrument or otherwise ((a) and (b) collectively, the "Indebtedness").

SECTION  4. Delivery of Pledged Collateral

      All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgors hereby authorize the Issuer upon demand by Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Pledgee, in each case to be held by Pledgee, subject to the terms hereof. Upon an Event of Default, Pledgee shall have the right, at any time in its discretion and without notice to the Pledgors, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

SECTION  5. Representations and Warranties

      Pledgors represent and warrant to Pledgee that:

      (a) Pledgors have the requisite power and authority to enter into this Agreement, to


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
pledge the Pledged Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

      (b) The execution, delivery and performance by Pledgors of this Agreement have been duly and properly authorized and does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgors.

      (c) This Agreement constitutes a legal, valid and binding obligation of Pledgors enforceable in accordance with its terms.

      (d) Each Pledgor is the direct and beneficial owner of each share of the Pledged Stock which it has pledged pursuant hereto.

      (e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

      (f) Upon delivery of the Pledged Stock to Pledgee or an agent for Pledgee, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior Lien, or to any agreement purporting to grant to any third party a Lien upon the property or assets of Pledgors which would include the Pledged Collateral.

      (g) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or by-laws of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

      (h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

      (i) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by the Pledgor either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or
(ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

      (j) No notification of the pledge evidenced hereby to any Person is required.

      (k) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock.


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      (l) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the Issuers thereof set forth on Schedule A annexed hereto.

      The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

SECTION  6. Covenants

      Pledgors covenant that, until the Indebtedness shall be satisfied in full and the Loan Agreement is irrevocably terminated:

      (a) Except as otherwise permitted in the Loan Agreement, no Pledgor will sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby.

      (b) Each Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any Person.

      (c) Each Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Pledgee. Until receipt thereof, this Agreement shall constitute such Pledgor's proxy to Pledgee or its nominee to vote all shares of Pledged Collateral then registered in such Pledgor's name in accordance with Section 7 hereof.

      (d) No Pledgor will consent to or approve the issuance of (i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares.

SECTION  7. Voting Rights and Dividends

      In addition to Pledgee's rights and remedies set forth in Section 9 hereof, in case an Event of Default shall have occurred and has been declared by Pledgee, Pledgee shall (i) vote the Pledged Collateral (ii) be entitled to give consents, waivers and ratifications in respect of the Pledged Collateral (Pledgors hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of Pledgors for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Pledged Collateral. Pledgors shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Pledgee, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days' written notice of the manner in which such Pledgor


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
intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Pledgee to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION  8. Event of Default

      An Event of Default shall be deemed to have occurred and may be declared by Pledgee upon the happening of any of the following events:

      (a) An Event of Default shall occur under the Loan Agreement;

      (b) Any Pledgor shall default in the performance of any of its obligations under this Agreement or any other material agreement between such Pledgor and Pledgee which is not cured within any applicable grace period; or

      (c) Any representation or warranty made or furnished to Pledgee by or on behalf of any Pledgor in this Agreement proves to have been false in any material respect when made or furnished or any covenant made or furnished to Pledgee by or on behalf of any Pledgor is breached, violated or not complied with.

SECTION  9. Remedies

      In case an Event of Default shall have occurred and be declared by Pledgee, Pledgee may:

      (a) Transfer any or all of the Pledged Collateral into its name, or into the name of its nominee or nominees;

      (b) Exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

      (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral at the time held by Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or


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place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.

      Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption. All moneys received by Pledgee hereunder whether upon sale of the Pledged Collateral or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 12 hereof. No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Pledgee shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 12 hereof. Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

SECTION 10. INTENTIONALLY OMITTED.

SECTION 11. Private Sale

      Notwithstanding anything contained in Section 10, each Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that Pledgee has no obligation to delay sale of any Pledged Collateral for the period of time necessary to permit the Issuer to register the Pledged Collateral for public sale under the Securities Act.

SECTION 12. Proceeds of Sale

      The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Collateral shall be applied by Pledgee as follows:

      (a) First, to the payment of all costs, expenses and charges of Pledgee, as such, or the reimbursement of Pledgee for the prior payment of such costs, expenses and charges incurred in


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connection with the care and safekeeping of any of the Pledged Collateral
(including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the Default Rate from the date of payment.

      (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect, whether such Indebtedness is then due or not due.

      (c) Third, to such Persons as required by applicable law including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code.

      (d) Fourth, to the extent of any surplus thereafter remaining, to Pledgors or as a court of competent jurisdiction may direct.

      In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgors shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the Default Rate plus the reasonable fees of any attorneys employed by Pledgee to collect such deficiency.

SECTION 13. Information

      Each Pledgor will promptly give or cause to be given written notice to Pledgee of any notices or other documents received by it with respect to Pledged Collateral registered in the name of such Pledgor.

SECTION 14. Termination

      This Agreement shall terminate and Pledgors shall be entitled to the return, at Pledgors' expense, of such of the Pledged Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by Pledgee, upon payment in full of the Indebtedness and irrevocable termination of the Loan Agreement, provided, however, upon any permitted sale of any Pledged Collateral pursuant to the terms of the Loan Agreement, Pledgors shall be entitled to the return of such Pledged Collateral so long as it has not been sold or otherwise applied pursuant to this Agreement.

SECTION 15. Concerning Pledgee

      The recitals of fact herein shall be taken as statements of Pledgors for which Pledgee assumes no responsibility. Pledgee makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Pledgee shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of


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Pledgee hereunder shall not be construed as duties of Pledgee. Pledgee shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral. Pledgee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

SECTION 16. Notices

      Any notice or request hereunder may be given to Pledgors or to Pledgee at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of its receipt. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

      (A)   If to Pledgee, at:      IBJ Schroder Business Credit Corporation
                                  One State Street
                                  New York, New York  10004
                                  Attention: James M. Steffy
                                  Telephone: (212) 858-2094
                                  Telecopier: (212) 858-2151

            with a copy to:       Hahn & Hessen LLP
                                  350 Fifth Avenue
                                  New York, New York 10118-0075
                                  Attention:  Steven J. Seif, Esq.
                                  Telephone:  (212) 946-0294
                                  Telecopier: (212) 594-7167

      (B)   If to Pledgor, at:    c/o Graham-Field Health Products, Inc.
                                  400 Rabro Drive East
                                  Hauppauge, New York 11788
                                  Attention: Vice President Finance
                                  Telephone: (516) 582-5900
                                  Telecopier: (516) 582-5608


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
            with a copy to:       Graham-Field Health Products, Inc.
                                  400 Rabro Drive East
                                  Hauppauge, New York 11788
                                  Attention: Richard S. Kolodny, Esq.
                                             Vice President and General Counsel
                                  Telephone: (516) 582-5900
                                  Telecopier: (516) 582-5608

SECTION 17. Governing Law.

      This Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

SECTION 18  Waivers.

      PLEDGORS AND PLEDGEE EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND PLEDGORS AND PLEDGEE EACH HEREBY AGREE AND CONSENT THAT ANY SUCH ACTIONS OR PROCEEDINGS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION 19. Litigation.

      EACH PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY ANY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR


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OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY
REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

SECTION 20. No Waiver; Cumulative Remedies.

      No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

SECTION 21. Severability.

      In case any security interest or other right of Pledgee shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

SECTION 22. Counterparts.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

SECTION 23. Miscellaneous

      Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by Pledgee and Pledgors. The provisions of this Agreement shall be binding upon the successors and assigns of Pledgors. The term "Pledgee", as used herein, shall include any successor or assign of Pledgee at the time entitled to the pledged interest in the Pledged Collateral. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

SECTION 24. Captions

      The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

SECTION 25. Recapture

      Anything in this Agreement to the contrary notwithstanding, if Pledgee receives any


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payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Pledgee, Pledgors' obligations to Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

      IN WITNESS WHEREOF, Pledgors have caused this Agreement to be duly executed as of the ___ day of September, 1998.

                              GRAHAM-FIELD HEALTH PRODUCTS, INC.
                              GRAHAM-FIELD, INC.
                              EVEREST & JENNINGS, INC.
                              MEDICAL SUPPLIES OF AMERICA, INC.
                              LUMEX/BASIC AMERICAN HOLDINGS, INC.
                              BASIC AMERICAN MEDICAL PRODUCTS, INC.
                              LUMEX MEDICAL PRODUCTS, INC.
                              PRISM ENTERPRISES, INC.
                              EVEREST & JENNINGS INTERNATIONAL, LTD.


                              By: /s/ Rodney F. Price
                                  -----------------------------------------
                              Its: Chairman of the Board and
                                   Chief Executive Officer


                              IBJ SCHRODER BUSINESS CREDIT CORPORATION, As
                              Agent


                              By: /s/ Signature Illegible
                                  -----------------------------------------
                              Its: Vice President


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
STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF               )

      On the ___ day of September, 1998, before me personally came Rodney F. Price, to me known, who being by me duly sworn, did depose and say that he is an Officer of each Pledgor, the corporations described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporations.


                                    /s/ Beatrice Scherer
                                    ----------------------------------
                                    Notary Public


                                            BEATRICE SCHERER
                                    Notary Public, State of New York
                                              No. 4640263
                                       Qualified in Suffolk County
                                   Commission Expires September 30, 1998


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
                                   SCHEDULE A


      TO PLEDGE AGREEMENT DATED AS OF September 15, 1998, made by and among GRAHAM-FIELD HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), GRAHAM-FIELD, INC., a corporation organized under the laws of the State of New York ("Field"), EVEREST & JENNINGS, INC., a corporation organized under the laws of the State of California ("E & J"), MEDICAL SUPPLIES OF AMERICA, INC., a corporation organized under the laws of the State of Florida ("Medapex"), LUMEX/BASIC AMERICAN HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Lumex"), BASIC AMERICAN MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Georgia ("Basic American"), LUMEX MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Lumex Medical"), PRISM ENTERPRISES, INC., a corporation organized under the laws of the State of Delaware ("Prism") and EVEREST & JENNINGS INTERNATIONAL LTD., a corporation organized under the laws of the State of Delaware ("International") (Holdings, Field, E&J, Medapex, Lumex, Basic American, Lumex Medical, Prism and International each a "Pledgor" and, jointly and severally, "Pledgors") to IBJ SCHRODER BUSINESS CREDIT CORPORATION, as Agent (the "Pledgee").


                                  SEE ATTACHED

1.   GRAHAM-FIELD HEALTH PRODUCTS, INC.


                                                                                            % OF ISSUED
                                                  STOCK                                         AND
                               CLASS OF        CERTIFICATE         PAR        NUMBER OF     OUTSTANDING
            ISSUER              STOCK             NUMBER          VALUE        SHARES           STOCK
--------------------------------------------------------------------------------------------------------------
a. Graham-Field Express, Inc. -- Merged into Graham-Field, Inc. as of June 18, 1998 (see Schedule I to
                                 Amendment Number 6)
--------------------------------------------------------------------------------------------------------------
b. Graham-Field, Inc.            Class A             1               $1.00       5,000            100%
                                 Common

                                 Class B             2               $1.00       5,000            100%
                                 Common
--------------------------------------------------------------------------------------------------------------
c. Zens Data Systems, Inc.       Common              1               $1.00         100            100%
   (formerly known as
   Medisco, Inc.)
--------------------------------------------------------------------------------------------------------------
d. Graham-Field Express          Common              1               $ .01          10            100%
   (Puerto Rico), Inc.
--------------------------------------------------------------------------------------------------------------
e. Everest & Jennings            Common              1               $ .01         100            100%
   International Ltd.*
--------------------------------------------------------------------------------------------------------------
f. LaBac Systems, Inc.           Common              1               No Par     54,406            100%
--------------------------------------------------------------------------------------------------------------
g. Medical Supplies of           Common              1               $1.00       2,100            100%
   America, Inc.
--------------------------------------------------------------------------------------------------------------
h. Lumex/Basic American          Common              1               $ .01         100            100%
   Holdings, Inc.
--------------------------------------------------------------------------------------------------------------
i. Graham-Field Sales Corp.      Common              1               $ .01         100            100%
--------------------------------------------------------------------------------------------------------------
j. Graham-Field Express          Common              1               $ .01         100            100%
   (Dallas), Inc.
--------------------------------------------------------------------------------------------------------------
k. Rabson Medical Sales,         Common              1               No Par        200            100%
   Inc.
--------------------------------------------------------------------------------------------------------------

---------------
* E&J Acquisition Corp. merged with and into Everest & Jennings International Ltd. and the capital stock of E&J Acquisition Corp. was converted into the capital stock of Everest & Jennings International Ltd. pursuant to the Graham-Field Everest & Jennings merger completed on November 27, 1996.

2. Everest & Jennings International Ltd.

                                                                           % of Issued
                                            Stock                                and
                              Class of   Certificate     Par    Number of    Outstanding
Issuer                          Stock       Number      Value     Shares        Stock
------                        --------   -----------   -------   ---------   -----------
a. Everest & Jennings, Inc.    Common       87         $100.00      8,906        100%

b. Everest & Jennings de
   Mexico, S.A. de C.V.        Common        1           N/A      217,100         65%

C. Smith & Davis
   Manufacturing Company       Common        1         $ 1.00     100,000        100%


3. Everest & Jennings, Inc.

                                                                              % of Issued
                                            Stock                                  and
                              Class of   Certificate     Par      Number of    Outstanding
Issuer                          Stock       Number      Value       Shares        Stock
------                        --------   -----------   -------    ----------   -----------
a. Everest & Jennings
   Canadian, Limited           Common       17          No Par         6,500         65%

b. Kuschall of America, Inc.   Common        1           $.01      2,542,448        100%


4. Graham-Field, Inc.

                                                                                % of Issued
                                            Stock                                   and
                              Class of   Certificate      Par       Number of   Outstanding
Issuer                          Stock       Number       Value       Shares        Stock
------                        --------   -----------   ---------   ---------    -----------
a. Aqua Therm Corp.
   (formerly known as
   AquaTherm Acquisition
   Corp.)                      Common         1           $.01         100          100%

b. Graham-Field Temco, Inc.    Common         1           $.01          10          100%

c. Graham-Field European
   Distribution Corporation
   Limited                     Common         1        One Irish         2          100%
                                                         Pound
d. Graham-Field
   Distribution, Inc.          Common         1           $.01          10          100%

e. Graham-Field Bandage,
   Inc.                        Common         1           $.01          10          100%

5. MEDICAL SUPPLIES OF AMERICA, INC.


                                                                                                                     % OF ISSUED
                                                                 STOCK                                                   AND
                                             CLASS OF          CERTIFICATE           PAR            NUMBER OF        OUTSTANDING
            ISSUER                            STOCK              NUMBER             VALUE            SHARES              STOCK
            ------                            -----              -------            -----            ------              -----
a. Health Care Wholesalers, Inc.            Common                  1                $1.00             500                100%
b. HC Wholesalers, Inc.                     Common                  4                $1.00             500                100%
c. Critical Care Associates, Inc.           Common                  1                $1.00             100                100%
                                            Common                  2                $1.00             400



6. LUMEX/BASIC AMERICAN HOLDINGS, INC.



                                                                                                                     % OF ISSUED
                                                                 STOCK                                                   AND
                                             CLASS OF          CERTIFICATE           PAR            NUMBER OF        OUTSTANDING
            ISSUER                            STOCK              NUMBER             VALUE            SHARES              STOCK
            ------                            -----              -------            -----            ------              -----
a. Basic American Medical Products, Inc.    Common                  1                $.01             100                 100%
b. Prism Enterprises, Inc.                 Class A                A-10               $.01           1,000                 100%
                                            Common
c. Lumex Medical Products, Inc.             Common                  1                $.01           1,000                 100%
   (formerly known as MUL Acquisition
   Corp. I)



7. LUMEX MEDICAL PRODUCTS, INC.



                                                                                                                     % OF ISSUED
                                                                 STOCK                                                   AND
                                             CLASS OF          CERTIFICATE           PAR            NUMBER OF        OUTSTANDING
            ISSUER                            STOCK              NUMBER             VALUE            SHARES              STOCK
            ------                            -----              -------            -----            ------              -----
a. Lumex Sales and Distribution Co., Inc.    Common                 1                $1.00          1,000               100%
b. MUL Acquisition Corp. II                  Common                 1                $.01           1,000               100%

8. Prism Enterprises, Inc.

                                                                    % of Issued
                                     Stock                               and
                      Class of    Certificate    Par    Number of    Outstanding
Issuer                  Stock        Number      Value     Shares        Stock
------                --------    -----------   -----   ---------    -----------
a. PrisTech, Inc.      Common         1          $.01      1,000         100%


9. Basic American Medical Products, Inc.

                                                                    % of Issued
                                        Stock                            and
                           Class of  Certificate   Par    Number of  Outstanding
Issuer                       Stock      Number     Value    Shares       Stock
------                     --------  -----------   -----  ---------  -----------
a. Basic American Sales     Common        1        $1.00    1,000        100%
   and Distribution
   Co., Inc.